UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22867

Cohen & Steers MLP & Energy Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    November 30

Date of reporting period:    November 30, 2019

Item 1. Reports to Stockholders.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended November 30, 2019. The total returns for Cohen & Steers MLP & Energy Opportunity Fund (the Fund) and its comparative benchmarks were:

	Six Months Ended November 30, 2019	Year Ended November 30, 2019
Cohen & Steers MLP & Energy Opportunity Fund:
Class A	–11.48%	–9.42%
Class C	–11.84%	–10.07%
Class I	–11.32%	–9.22%
Class R	–11.58%	–9.59%
Class Z	–11.19%	–9.08%
Linked Benchmark[a]	–8.55%	–3.02%
S&P 500 Index[a]	15.26%	16.11%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

[a]

The Linked Benchmark is represented by the performance of the Alerian Midstream Energy Select Index (Total Return) through January 31, 2019 and the Alerian Midstream Energy Select Canada-Capped Index thereafter. The Alerian Midstream Energy Select Index (Total Return) is a capped, float-adjusted, capitalization-weighted index composite of North American energy infrastructure companies, whose constituents are engaged in midstream activities involving energy commodities. The Alerian Midstream Energy Select Canada-Capped Index is a composite of North American energy infrastructure companies. The capped, float-adjusted, capitalized-weighted index, which includes the same companies as the Alerian Midstream Energy Select Index (Total Return) but caps the aggregate weight of Canadian constituents at 20%, is disseminated end-of-day on a price-return and total-return basis. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Please note that all distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are “return of capital” distributed from the Fund’s assets. Return of capital distributions decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio.

Market Review

MLP and midstream energy stocks had a negative return for the 12 months ended November 30, 2019, as factors that initially hindered the group at the end of 2018—such as outflows from dedicated midstream mutual funds and year-end tax-loss harvesting—returned to weigh on performance late in the period. These forces outweighed a trend of generally favorable midstream earnings reports throughout the year and ultimately higher oil prices.

The period saw a difficult start in December as midstream companies suffered a sharp drop along with the broad equity market. Trade tensions raised apprehensions about economic growth and energy demand, resulting in a steep slide in crude oil prices from their September 2018 highs and driving general risk-off sentiment in the markets.

Share and unit prices rebounded sharply throughout the first half of 2019, buoyed by higher crude oil prices, tighter credit spreads and more favorable conditions for the broad equity markets. Earnings results throughout the first half of the year were generally strong, particularly for companies able to take advantage of wide energy pricing differentials across North America.

However, while midstream energy companies continued to generally meet or exceed earnings expectations throughout 2019, the strong early performance reversed in the back half of the period. We believe the key drivers of midstream business fundamentals are energy volumes and counterparty risk, both of which deteriorated as the year progressed. While reporting second quarter earnings, a number of upstream companies announced meager wellhead results and began to reduce capital expenditure budgets for the year—most notably Concho Resources in the Permian Basin—which weighed on expectations for volume growth and cash flows for the midstream sector. This was exacerbated during third quarter results when Chesapeake Energy inserted “going concern” language in their financial reporting amid multi-year weakness in natural gas prices. This filing re-surfaced concerns about counterparty risk for midstream contracts, weighing on share and unit prices as discount rates utilized by investors seemingly rose.

Beyond these fundamental headwinds, the fourth quarter saw a re-emergence of severe selling pressure. As we saw in 2018, energy was one of the few sectors with a negative return during the year, which resulted in meaningful tax-loss selling for midstream stocks. This was exacerbated by outflows from dedicated midstream funds and debt reductions from certain leveraged closed-end funds. With limited investor demand to offset this selling pressure, MLPs set new multi-year lows in late November 2019, although the group rebounded sharply in the weeks following period-end as many of these technical factors abated.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Notwithstanding these market challenges, the industry’s transition to a self-funded business model, which has been underway since late 2014, continued to progress, and we believe midstream companies are committed to achieving business models that will result in positive free cash flow after all capital expenditures and distributions. We believe this could give investors increased confidence in the durability of distributions and help close what we see as a wide gap between prices for listed midstream companies and private market values.

Reflecting the industry’s evolved philosophy on capital allocation, several companies canceled projects due to inadequate return expectations, and guidance in general pointed to reductions in capital expenditures in 2020 with a more significant slowdown in 2021. We view this as a material positive in the intermediate term as it should help alleviate balance sheet stress that has plagued midstream for a number of years, and position the industry for stock buybacks in the coming years. In addition, we expect consolidation to accelerate in 2020 as organic growth opportunities continue to dwindle.

Fund Performance

The Fund had a negative total return in the period and underperformed its linked benchmark.

Performance among diversified midstream companies was flat overall, but with a wide range of returns. Kinder Morgan rose as investors continued to gain confidence in the company’s improving capital discipline, highlighted by an announced plan to buy back stock along with significant insider purchases by the Chairman. In contrast, Energy Transfer LP declined despite announcing healthy results and progress on several growth-oriented projects. This underperformance likely stemmed from the company continuing to maintain elevated capital expenditures. Security selection in the diversified sector detracted from relative performance, in part due to the Fund’s out-of-index allocation to Altus Midstream, which struggled as their major customers reduced their activity levels in a key basin, the Alpine High.

Within natural gas pipelines, TC Energy, the sole sector component in the index, benefited from expectations that development of its Keystone XL pipeline will be shelved until after the 2020 U.S. election. The decision demonstrated a commitment to capital discipline and free cash flow, factors that have become more important to investors. Our underweight allocation to the company detracted from relative performance.

Marine shipping/offshore companies, which are not in the linked benchmark, came under frequent selling pressure on concerns about the global economy and retaliatory tariffs on U.S. liquid natural gas (LNG). However, companies in the space generally offered encouraging outlooks, and we expect shipping rates to improve along with LNG prices over the longer term. An out-of-index allocation to marine shipping/offshore detracted from relative performance.

Gathering, one of the most commodity price–sensitive midstream sectors, had a sizable decline late in the period amid an uncertain outlook for energy prices. Security selection in the sector aided relative performance, as the Fund was underweight Equitrans Midstream when it fell sharply on concerns about counterparty risk associated with its key customer, EQT. Other factors that helped relative performance included the Fund’s out-of-index allocation to NextEra Energy Partners, a renewable energy company structured as a tax-efficient YieldCo. Its shares rose more than 15% amid demand for highly contracted income.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the 12-month period ended November 30, 2019.

Sincerely,

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended November 30, 2019

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–13.50%[a]	–10.96%[c]	—	—	—
1 Year (without sales charge)	–9.42%	–10.07%	–9.22%	–9.59%	–9.08%
5 Year (with sales charge)	–7.42%[a]	–7.20%	—	—	—
5 Year (without sales charge)	–6.56%	–7.20%	–6.25%	–6.73%	–6.22%
Since Inception[d] (with sales charge)	–3.66%[a]	–3.56%	—	—	—
Since Inception[d] (without sales charge)	–2.91%	–3.56%	–2.59%	–7.81%	–2.58%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the April 1, 2019 prospectus, were as follows: Class A—1.54% and 1.25%; Class C—2.19% and 1.90%; Class I—1.24% and 0.90%; Class R—1.69% and 1.40%; and Class Z—1.19% and 0.90%. Through June 30, 2021, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]

The comparative indices are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]	Reflects a contingent deferred sales charge of 1.00%.
[d]	Inception date of December 20, 2013 for Class A, C, I and Z shares and October 1, 2014 for Class R shares.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2019—November 30, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period[a] June 1, 2019— November 30, 2019
Class A
Actual (–11.48% return)	$1,000.00	$885.20	$5.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.80	$6.33

Class C
Actual (–11.84% return)	$1,000.00	$881.60	$8.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.54	$9.60

Class I
Actual (–11.32% return)	$1,000.00	$886.80	$4.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.56	$4.56

Class R
Actual (–11.58% return)	$1,000.00	$884.20	$6.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.05	$7.08

Class Z
Actual (–11.19% return)	$1,000.00	$888.10	$4.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.56	$4.56

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.25%, 1.90%, 0.90%, 1.40% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

November 30, 2019

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

Enbridge, Inc. (Canada)	$17,719,891	9.6
Enterprise Products Partners LP	17,331,536	9.4
TC Energy Corp. (Canada)	13,896,887	7.5
Energy Transfer LP	13,220,303	7.1
Williams Cos., Inc.	12,955,898	7.0
Cheniere Energy, Inc.	12,266,978	6.6
Kinder Morgan, Inc.	8,939,297	4.8
Plains GP Holdings LP, Class A	8,905,804	4.8
Equitrans Midstream Corp.	8,557,470	4.6
Targa Resources Corp.	8,513,755	4.6

[a]

Top ten holdings (excluding short-term investments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown (Based on Net Assets) (Unaudited)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

November 30, 2019

		Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	97.3%
COMPRESSION	0.9%
Archrock, Inc.		187,107	$1,573,570

CRUDE/REFINED PRODUCTS	15.8%
Enbridge, Inc. (Canada)		467,939	17,719,891
Phillips 66 Partners LP		33,301	1,855,865
Plains GP Holdings LP, Class A		509,777	8,905,804
USD Partners LP		91,462	865,231

			29,346,791

DIVERSIFIED MIDSTREAM	35.0%
Altus Midstream Co., Class Aa		509,903	984,113
Energy Transfer LP		1,119,416	13,220,303
Enterprise Products Partners LP		658,493	17,331,536
Kinder Morgan, Inc.		455,854	8,939,297
MPLX LP		165,773	3,920,531
Pembina Pipeline Corp. (Canada)		189,151	6,604,550
Tallgrass Energy LP		47,644	853,304
Williams Cos., Inc.		570,242	12,955,898

			64,809,532

DIVERSIFIED UTILITIES	1.5%
Dominion Resources, Inc.		33,876	2,815,434

GATHERING & PROCESSING	24.4%
Antero Midstream Corp.		798,607	3,657,620
Enable Midstream Partners LP		283,730	2,607,479
EnLink Midstream LLC		547,260	2,599,485
Equitrans Midstream Corp.		858,322	8,557,470
Hess Midstream Partners LP		44,293	905,792
Keyera Corp. (Canada)		216,960	5,293,739
Noble Midstream Partners LP (Unregistered)[b]		46,178	910,168
ONEOK, Inc.		81,597	5,797,467
Targa Resources Corp.		233,062	8,513,755
Tidewater Midstream & Infrastructure Ltd. (Canada)		3,748,865	2,991,641
Western Midstream Partners LP		194,311	3,445,134

			45,279,750

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2019

		Shares/Units	Value
MARINE SHIPPING/OFFSHORE	2.3%
GasLog Ltd. (Monaco)		307,187	$2,875,270
Golar LNG Ltd. (Bermuda)		102,958	1,340,513

			4,215,783

NATURAL GAS PIPELINES	15.2%
Cheniere Energy, Inc.[a]		202,626	12,266,978
TC Energy Corp. (Canada)		274,691	13,896,887
Tellurian, Inc.[a]		266,344	1,941,648

			28,105,513

OTHER	2.2%
Macquarie Infrastructure Co. LLC		76,347	3,202,756
Westshore Terminals Investment Corp. (Canada)		61,848	1,006,666

			4,209,422

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$193,440,364)			180,355,795

SHORT-TERM INVESTMENTS	1.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.58%[c]		3,263,103	3,263,103

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,263,103)			3,263,103

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$196,703,467)	99.1%		183,618,898
WRITTEN OPTION CONTRACTS	(0.0)		(36,221)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.9		1,682,413

NET ASSETS	100.0%		$185,265,090

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2019

Over-the-Counter Option Contracts

Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[d]	Premiums Received	Value
Put—Crestwood Equity Partners LP	Goldman Sachs International	$32.50	12/20/19	(289)	$(916,708)	$(23,467)	$(36,221)

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]

Restricted and illiquid security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on November 14, 2019, at a cost of $955,884 ($20.70 per share). Security value is determined based on significant unobservable inputs (Level 3).

[c]	Rate quoted represents the annualized seven-day yield.
[d]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2019

ASSETS:
Investments in securities, at value (Identified cost—$196,703,467)	$183,618,898
Receivable for:
Investment securities sold	1,430,227
Fund shares sold	692,899
Dividends	351,235
Other assets	1,978

Total Assets	186,095,237

LIABILITIES:
Written option contracts, at value (Premiums received—$23,467)	36,221
Payable for:
Investment securities purchased	291,908
Fund shares redeemed	124,931
Investment advisory fees	82,757
Shareholder servicing fees	38,301
Administration fees	8,332
Directors’ fees	1,596
Distribution fees	1,182
Other liabilities	244,919

Total Liabilities	830,147

NET ASSETS	$185,265,090

NET ASSETS consist of:
Paid-in capital	$241,188,038
Total distributable earnings/(accumulated loss)	(55,922,948)

$185,265,090

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

November 30, 2019

CLASS A SHARES:
NET ASSETS	$14,967,101
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,208,447

Net asset value and redemption price per share	$6.78

Maximum offering price per share ($6.78 ÷ 0.955)[a]	$7.10

CLASS C SHARES:
NET ASSETS	$8,714,355
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,292,182

Net asset value and offering price per share[b]	$6.74

CLASS I SHARES:
NET ASSETS	$160,274,695
Shares issued and outstanding ($0.001 par value common stock outstanding)	23,593,478

Net asset value, offering and redemption price per share	$6.79

CLASS R SHARES:
NET ASSETS	$888,412
Shares issued and outstanding ($0.001 par value common stock outstanding)	131,012

Net asset value, offering and redemption price per share	$6.78

CLASS Z SHARES:
NET ASSETS	$420,527
Shares issued and outstanding ($0.001 par value common stock outstanding)	61,885

Net asset value, offering and redemption price per share	$6.80

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2019

Investment Income:
Distributions from master limited partnerships and related companies (net of $338,476 of foreign withholding tax)	$12,617,907
Less return of capital on distributions	(6,927,837)

Net distributions from master limited partnerships and related companies	5,690,070
Dividend income	73,570

Total Investment Income	5,763,640

Expenses:
Investment advisory fees	1,748,075
Professional fees	179,505
Administration fees	173,514
Shareholder servicing fees—Class A	19,447
Shareholder servicing fees—Class C	24,827
Shareholder servicing fees—Class I	86,846
Distribution fees—Class A	48,619
Distribution fees—Class C	74,480
Distribution fees—Class R	6,754
Registration and filing fees	107,542
Shareholder reporting expenses	66,403
Transfer agent fees and expenses	58,559
Custodian fees and expenses	12,487
Directors’ fees and expenses	11,619
Miscellaneous	23,847

Total Expenses	2,642,524
Reduction of Expenses (See Note 2)	(501,300)

Net Expenses	2,141,224

Net Investment Income (Loss)	3,622,416

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(10,081,620)
Written option contracts	34,224
Foreign currency transactions	27,522

Net realized gain (loss)	(10,019,874)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(14,577,681)
Written option contracts	(21,133)
Foreign currency translations	75

Net change in unrealized appreciation (depreciation)	(14,598,739)

Net Realized and Unrealized Gain (Loss)	(24,618,613)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(20,996,197)

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Change in Net Assets:
From Operations:
Net investment income (loss)	$3,622,416	$639,762
Net realized gain (loss)	(10,019,874)	(793,484)
Net change in unrealized appreciation (depreciation)	(14,598,739)	(3,837,019)

Net increase (decrease) in net assets resulting from operations	(20,996,197)	(3,990,741)

Distributions to Shareholders:
Class A	(223,463)	(17,398)
Class C	(43,881)	(11,139)
Class I	(2,652,362)	(130,318)
Class R	(9,129)	(175)
Class Z	(2,500)	(294)
Tax Return of Capital to Shareholders:
Class A	(589,221)	(471,204)
Class C	(301,905)	(272,303)
Class I	(5,674,785)	(3,880,046)
Class R	(40,697)	(23,229)
Class Z	(5,226)	(7,090)

Total distributions	(9,543,169)	(4,813,196)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	41,143,109	80,838,050

Total increase (decrease) in net assets	10,603,743	72,034,113
Net Assets:
Beginning of year	174,661,347	102,627,234

End of year	$185,265,090	$174,661,347

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended November 30,
Per Share Operating Performance:	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.80	$8.07	$8.43	$7.46	$11.53

Income (loss) from investment operations:

Net investment income (loss)[a]	0.11	0.02	0.04	0.05	0.10
Net realized and unrealized gain (loss)	(0.81)	0.00 [b]	(0.11)	1.24	(3.80)

Total from investment operations	(0.70)	0.02	(0.07)	1.29	(3.70)

Less dividends and distributions to shareholders from:

Net investment income	(0.09)	(0.01)	(0.03)	(0.06)	(0.08)
Tax return of capital	(0.23)	(0.28)	(0.26)	(0.26)	(0.29)

Total dividends and distributions to shareholders	(0.32)	(0.29)	(0.29)	(0.32)	(0.37)

Net increase (decrease) in net asset value	(1.02)	(0.27)	(0.36)	0.97	(4.07)

Net asset value, end of year	$6.78	$7.80	$8.07	$8.43	$7.46

Total return[c,d]	–9.42%	0.18%	–1.01%	18.06%	–32.83%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$15.0	$16.7	$11.4	$12.2	$7.1

Ratios to average daily net assets:

Expenses (before expense reduction)	1.44%	1.65%	1.81%	2.23%	1.90%

Expenses (net of expense reduction)	1.25%	1.38%	1.45%	1.47%	1.46%

Net investment income (loss) (before expense reduction)	1.23%	(0.02)%	0.09%	(0.12)%	0.55%

Net investment income (loss) (net of expense reduction)	1.42%	0.25%	0.45%	0.64%	0.99%

Portfolio turnover rate	90%	75%	45%	59%	81%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended November 30,
Per Share Operating Performance:	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.76	$8.03	$8.39	$7.44	$11.49

Income (loss) from investment operations:

Net investment income (loss)[a]	0.06	(0.03)	(0.02)	0.00 [b]	0.04
Net realized and unrealized gain (loss)	(0.81)	0.00 [b]	(0.11)	1.23	(3.78)

Total from investment operations	(0.75)	(0.03)	(0.13)	1.23	(3.74)

Less dividends and distributions to shareholders from:

Net investment income	(0.04)	(0.00)[b]	—	(0.02)	(0.02)
Tax return of capital	(0.23)	(0.24)	(0.23)	(0.26)	(0.29)

Total dividends and distributions to shareholders	(0.27)	(0.24)	(0.23)	(0.28)	(0.31)

Net increase (decrease) in net asset value	(1.02)	(0.27)	(0.36)	0.95	(4.05)

Net asset value, end of year	$6.74	$7.76	$8.03	$8.39	$7.44

Total return[c,d]	–10.07%	–0.46%	–1.67%	17.25%[e]	–33.31%[e]

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$8.7	$9.6	$8.8	$10.4	$8.7

Ratios to average daily net assets:

Expenses (before expense reduction)	2.09%	2.30%	2.46%	2.88%	2.60%

Expenses (net of expense reduction)	1.90%	2.04%	2.10%	2.12%	2.11%

Net investment income (loss) (before expense reduction)	0.53%	(0.68)%	(0.59)%	(0.74)%	(0.08)%

Net investment income (loss) (net of expense reduction)	0.72%	(0.42)%	(0.23)%	0.02%	0.41%

Portfolio turnover rate	90%	75%	45%	59%	81%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]

The net asset value (NAV) disclosed in the November 30, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2015.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended November 30,
Per Share Operating Performance:	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.82	$8.09	$8.45	$7.48	$11.55

Income (loss) from investment operations:

Net investment income (loss)[a]	0.13	0.05	0.07	0.07	0.14
Net realized and unrealized gain (loss)	(0.81)	0.00 [b]	(0.11)	1.25	(3.81)

Total from investment operations	(0.68)	0.05	(0.04)	1.32	(3.67)

Less dividends and distributions to shareholders from:

Net investment income	(0.12)	(0.04)	(0.06)	(0.09)	(0.11)
Tax return of capital	(0.23)	(0.28)	(0.26)	(0.26)	(0.29)

Total dividends and distributions to shareholders	(0.35)	(0.32)	(0.32)	(0.35)	(0.40)

Net increase (decrease) in net asset value	(1.03)	(0.27)	(0.36)	0.97	(4.07)

Net asset value, end of year	$6.79	$7.82	$8.09	$8.45	$7.48

Total return[c]	–9.22%	0.53%	–0.66%	18.40%	–32.53%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$160.3	$146.8	$82.0	$67.6	$41.7

Ratios to average daily net assets:

Expenses (before expense reduction)	1.14%	1.34%	1.51%	1.92%	1.60%

Expenses (net of expense reduction)	0.90%	1.02%	1.10%	1.12%	1.11%

Net investment income (loss) (before expense reduction)	1.50%	0.26%	0.38%	0.15%	0.90%

Net investment income (loss) (net of expense reduction)	1.74%	0.58%	0.79%	0.95%	1.39%

Portfolio turnover rate	90%	75%	45%	59%	81%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended November 30,
Per Share Operating Performance:	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.80	$8.07	$8.44	$7.48	$11.54

Income (loss) from investment operations:

Net investment income (loss)[a]	0.09	(0.01)	0.02	0.05	0.08
Net realized and unrealized gain (loss)	(0.80)	0.02	(0.11)	1.22	(3.79)

Total from investment operations	(0.71)	0.01	(0.09)	1.27	(3.71)

Less dividends and distributions to shareholders from:

Net investment income	(0.08)	(0.00)[b]	(0.02)	(0.05)	(0.06)
Tax return of capital	(0.23)	(0.28)	(0.26)	(0.26)	(0.29)

Total dividends and distributions to shareholders	(0.31)	(0.28)	(0.28)	(0.31)	(0.35)

Net increase (decrease) in net asset value	(1.02)	(0.27)	(0.37)	0.96	(4.06)

Net asset value, end of year	$6.78	$7.80	$8.07	$8.44	$7.48

Total return[c]	–9.59%	0.08%	–1.25%	17.74%	–32.89%[d]

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$888.4	$1,352.0	$110.8	$85.2	$6.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.59%	1.77%	1.96%	2.38%	2.07%

Expenses (net of expense reduction)	1.40%	1.50%	1.60%	1.62%	1.61%

Net investment income (loss) (before expense reduction)	0.98%	(0.36)%	(0.08)%	(0.06)%	0.31%

Net investment income (loss) (net of expense reduction)	1.17%	(0.09)%	0.28%	0.70%	0.77%

Portfolio turnover rate	90%	75%	45%	59%	81%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]

The net asset value (NAV) disclosed in the November 30, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2014.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended November 30,
Per Share Operating Performance:	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.82	$8.08	$8.44	$7.48	$11.55

Income (loss) from investment operations:

Net investment income (loss)[a]	0.13	0.05	0.06	0.08	0.10
Net realized and unrealized gain (loss)	(0.80)	0.01	(0.10)	1.23	(3.77)

Total from investment operations	(0.67)	0.06	(0.04)	1.31	(3.67)

Less dividends and distributions to shareholders from:

Net investment income	(0.12)	(0.04)	(0.06)	(0.09)	(0.11)
Tax return of capital	(0.23)	(0.28)	(0.26)	(0.26)	(0.29)

Total dividends and distributions to shareholders	(0.35)	(0.32)	(0.32)	(0.35)	(0.40)

Net increase (decrease) in net asset value	(1.02)	(0.26)	(0.36)	0.96	(4.07)

Net asset value, end of year	$6.80	$7.82	$8.08	$8.44	$7.48

Total return[b]	–9.08%	0.65%	–0.67%	18.41%[c]	–32.62%[c]

Ratios/Supplemental Data:

Net assets, end of year (in 000s)	$420.5	$194.1	$184.0	$230.0	$262.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.09%	1.30%	1.46%	1.88%	1.53%

Expenses (net of expense reduction)	0.90%	1.04%	1.10%	1.12%	1.11%

Net investment income (loss) (before expense reduction)	1.51%	0.31%	0.38%	0.28%	0.56%

Net investment income (loss) (net of expense reduction)	1.70%	0.57%	0.74%	1.04%	0.98%

Portfolio turnover rate	90%	75%	45%	59%	81%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]

The net asset value (NAV) disclosed in the November 30, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2015.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 8, 2013 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund’s investment objective is to provide attractive total return, comprised of current income and price appreciation. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies:
Gathering & Processing	$45,279,750	$44,369,582	$—	$910,168	[a]
Other Industries	135,076,045	135,076,045	—	—
Short-Term Investments	3,263,103	—	3,263,103	—

Total Investments in Securities[b]	$183,618,898	$179,445,627	$3,263,103	$910,168

Written Option Contracts	$(36,221)	$—	$(36,221)	$—

Total Derivative Liabilities[b]	$(36,221)	$—	$(36,221)	$—

[a]

Private placement in a public equity has been fair valued by the Valuation Committee at a discount to quoted market price to reflect limited liquidity, pursuant to the Fund’s fair value procedures and classified as Level 3 security.

[b]	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Master Limited Partnerships and Related Companies
Balance as of November 30, 2018	$1,024,816
Purchases	955,884
Transfers out of Level 3[a]	(260,936)
Change in unrealized appreciation (depreciation)	(809,596)

Balance as of November 30, 2019	$910,168

[a]

As of November 30, 2018, the Fund used significant unobservable inputs in determining the value of this investment. As of November 30, 2019, the Fund used a quoted price in determining the value of the same investment, which resulted from the registration of these shares.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The change in unrealized appreciation (depreciation) attributable to securities owned on November 30, 2019 which were valued using significant unobservable inputs (Level 3) amounted to $(45,716).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at November 30, 2019	Valuation Technique	Unobservable Inputs	Input Value
Master Limited Partnerships and Related Companies:
Gathering & Processing	$910,168	Market Price Less Discount	Liquidity Discount	5.48%

The significant unobservable input utilized in the fair value measurement of the Fund’s Level 3 equity investment is a discount to the quoted market price of the issuer’s unrestricted equity security to reflect limited liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) and related companies are recorded as income and return of capital based on information reported by the MLPs and related companies as well as management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and related companies. Actual amounts may differ from the estimated amounts. For the year ended November 30, 2019, the Fund has estimated approximately 54.9% of distributions from MLPs and related companies as return of capital. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon results of operations for the year ended November 30, 2019, a significant portion of the dividends have been reclassified to distributions from tax return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of November 30, 2019, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.80% of the average daily net assets of the Fund.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the year ended November 30, 2019, and through June 30, 2021, the investment advisor contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), did not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended November 30, 2019, fees waived and/or expenses reimbursed totaled $501,300.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund’s average daily net assets. For the year ended November 30, 2019, the Fund incurred $109,255 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended November 30, 2019, the Fund has been advised that the distributor received $9,486, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $1,659 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,125 for the year ended November 30, 2019.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended November 30, 2019, totaled $235,712,514 and $189,636,207, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at November 30, 2019 and the effect of derivatives held during the year ended November 30, 2019, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Over-the-Counter	—	—	Written option contracts	$36,221

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts—Exchange-Traded[a]	Net Realized and Unrealized Gain (Loss)	$(147,593)	$79,241
Written Option Contracts—Exchange-Traded	Net Realized and Unrealized Gain (Loss)	34,224	(8,379)
Written Option Contracts—Over-the-Counter	Net Realized and Unrealized Gain (Loss)	—	(12,754)

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

At November 30, 2019, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts—Over-the-Counter	$—	$36,221

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of November 30, 2019:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$36,221	$—	$—	$36,221

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts activity for the year ended November 30, 2019:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount[a,b]	$3,235,200	$1,919,751

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents two months for purchased and six months for written options, respectively.

[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended November 30,
	2019	2018
Ordinary income	$2,931,335	$159,324
Return of capital	6,611,834	4,653,872

Total dividends and distributions	$9,543,169	$4,813,196

As of November 30, 2019, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$208,176,411

Gross unrealized appreciation on investments	$12,174,291
Gross unrealized depreciation on investments	(36,745,265)

Net unrealized appreciation (depreciation) on investments	$(24,570,974)

As of November 30, 2019, the Fund had a net capital loss carryforward of $31,351,974 which may be used to offset future capital gains. The loss is comprised of $13,255,399 of short-term capital loss carryover and $18,096,575 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.

As of November 30, 2019, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and partnership investments and permanent book/tax differences primarily attributable to partnership investments. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $9,567 and total distributable earnings/(accumulated loss) was credited $9,567. Net assets were not affected by this reclassification.

Note 6. Capital Stock

On March 19, 2019, the Fund’s Board of Directors approved the deregistration of Class T shares. The Fund is now authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 400 million of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. Class F shares are currently not available for purchase. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

certain intermediaries, as noted in the Fund’s prospectus, effective March 15, 2019, Class C shares automatically convert to Class A shares on a monthly basis approximately ten years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended November 30, 2019		For the Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class A:
Sold	1,486,434	$11,801,412	1,392,551	$11,635,482
Issued as reinvestment of dividends and distributions	92,818	720,431	54,299	433,930
Redeemed	(1,515,331)	(11,265,265)	(721,209)	(5,861,769)

Net increase (decrease)	63,921	$1,256,578	725,641	$6,207,643

Class C:
Sold	512,770	$3,708,141	483,508	$3,944,170
Issued as reinvestment of dividends and distributions	32,069	248,795	23,516	187,272
Redeemed	(489,939)	(3,612,521)	(369,320)	(2,981,846)

Net increase (decrease)	54,900	$344,415	137,704	$1,149,596

Class I:
Sold	25,362,831	$193,149,723	16,148,409	$133,855,007
Issued as reinvestment of dividends and distributions	903,007	7,051,481	339,024	2,742,511
Redeemed	(21,448,902)	(160,491,056)	(7,857,657)	(64,427,496)

Net increase (decrease)	4,816,936	$39,710,148	8,629,776	$72,170,022

Class R:
Sold	122,880	$911,733	171,266	$1,388,426
Issued as reinvestment of dividends and distributions	6,368	49,801	2,793	23,211
Redeemed	(171,499)	(1,379,489)	(14,514)	(118,353)

Net increase (decrease)	(42,251)	$(417,955)	159,545	$1,293,284

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended November 30, 2019		For the Year Ended November 30, 2018
	Shares	Amount	Shares	Amount

Class Z:
Sold	40,477	$277,619	3,747	$31,600
Issued as reinvestment of dividends and distributions	980	7,636	888	7,120
Redeemed	(4,406)	(35,332)	(2,554)	(21,215)

Net increase (decrease)	37,051	$249,923	2,081	$17,505

Note 7. Other Risks

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Market Volatility Risk: Under normal market conditions, the Fund will invest at least 80% of its net assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources (Related Companies). The Fund’s strategy of focusing its investments in MLPs and Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Market volatility in the energy markets may significantly affect the performance of the energy infrastructure industry, as well as the performance of the MLPs and Related Companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Tax Risk: The Fund intends to qualify each year as a RIC for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet certain asset diversification requirements, including that, at the close of each quarter of its taxable year, no more than 25% of its total assets will be invested in QPTPs. The Fund expects that the MLPs that are treated as publicly traded partnerships for tax purposes in which the Fund invests will generally be QPTPs. The treatment of certain of the Fund’s investments for purposes of this test may be unclear, and it is possible that the Internal Revenue Service (“IRS”) or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund’s ability to meet this 25% requirement.

Starting for calendar year 2018, non-corporate taxpayers are permitted to deduct a portion of any income derived from an interest in an MLP that constitutes “qualified publicly traded partnership income.” This deduction is not available in respect of any such income that is allocated to or reflected in net recapture income realized by a RIC in respect of its interest in an MLP, and distributed by the RIC to

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

its shareholders. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in an MLP.

Counterparty Risk: Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Liquidity Risk: Although the equity securities, including those of the MLPs, in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the investment advisor believes it is desirable to do so.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC final rules and amendments that modernize reporting and disclosure and require the implementation of a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after November 30, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers MLP & Energy Opportunity Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the five years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

January 24, 2020

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

TAX INFORMATION—2019

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $2,931,335. Additionally, 100% of the ordinary dividends qualified for the dividends received deduction available to corporations.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission’s (the SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Benchmark Change

On December 4, 2018, the Fund’s Board of Directors approved a change to the Fund’s benchmarks from the Alerian Midstream Energy Select Index (formerly known as the Alerian Energy Infrastructure Index) and the Alerian MLP Index to the Alerian Midstream Energy Select Canada-Capped Index, effective close of business January 31, 2019.

Expansion of the Availability of Class I Shares

On December 10, 2019, the Fund’s Board of Directors approved expanding the availability of Class I shares to brokerage platforms of firms that have an agreement with the Fund’s distributor to offer Class I shares on a brokerage platform, effective January 1, 2020. In addition, the Fund’s Board of Directors approved expanding the investment minimum waivers on Class I shares to waive the investment minimum for financial intermediaries who have entered into an agreement with the distributor to offer Class I shares on a brokerage platform and allow financial intermediaries to charge commissions on Class I shares, also effective January 1, 2020. Class I shares are already available to advisory platforms that have an agreement with the Fund’s distributor also with the investment minimum waived. Please see the Fund’s prospectus for additional information.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreements were discussed at a meeting of the Independent Directors held on June 4, 2019 and at meetings of the full Board of Directors held in person on March 19, 2019 and June 11, 2019. At the meeting of the full Board of Directors on June 11, 2019, the Advisory Agreements were unanimously continued for a term ending June 30, 2020 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and for the Investment Advisor, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the type of investments made on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are satisfactory and appropriate.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors noted that the Fund has been in existence since December 20, 2013 and considered the investment performance of the Fund compared to Peer Funds and compared to two relevant broad-based benchmarks and a relevant linked benchmark. The Board of Directors noted that the Fund outperformed the Peer Funds’ medians for the one-, three- and five-year periods ended March 31, 2019, ranking in the first quintile for each period. The Board of Directors noted that the Fund outperformed the Alerian MLP Index for the one-, three- and five-year periods ended March 31, 2019. The Board of Directors considered that the Fund outperformed the Alerian Midstream Energy Select Index for the one- and three-year periods ended March 31, 2019 and underperformed for the five-year period ended March 31, 2019. The Board of Directors noted that the Fund outperformed its linked benchmark for the one- and three-year periods ended March 31, 2019 and underperformed for the five-year period ended March 31, 2019. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing other funds and products investing in master limited partnerships. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fee paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio were lower than the Peer Funds’ medians, ranking in the first and second quintiles, respectively. The Board of Directors considered that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. In light of the considerations above, the Board of Directors concluded that the Fund’s expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving a portion of its fee and/or reimbursing expenses of the Fund. Since the Subadvisors are paid by the Investment Advisor (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund’s asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the Advisory Agreements with the reduction in the contractual management fee as noted above.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-today operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co- Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	21	Since 1991

Joseph M. Harvey 1963	Director	Until Next Election of Directors	President of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

(table continued on next page)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Disinterested Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University Since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee Member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

(table continued on next page)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation since 2015.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	21	Since 2015

(table continued on next page)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; Formerly at Bessemer Trust Company from 1999 to 2014; Prior thereto, held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

C. Edward Ward, Jr 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	21	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005

James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Lisa D. Phelan 1968	Chief Compliance Officer	Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Albert Laskaj 1977	Treasurer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013.	Since 2015

Benjamin Morton 1974	Vice President	Executive Vice President of CSCM since 2019. Prior to that, Senior Vice President of CSCM since 2010.	Since 2013

Tyler S. Rosenlicht 1985	Vice President	Senior Vice President of CSCM since 2018. Prior to that, Vice President of CSCM since 2015. Prior to that, research associate at CSCM since 2012.	Since 2015

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Lisa D. Phelan

Chief Compliance Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Benjamin Morton

Vice President

Tyler S. Rosenlicht

Vice President

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

Nasdaq Symbol: Class	A—MLOAX
C—MLOCX
F—MLOFX*
I—MLOIX
R—MLORX
Z—MLOZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers MLP & Energy Opportunity Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

MLP & Energy

Opportunity

Fund

Annual Report November 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

MLOAXAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the registrant website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark and Maginnis is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended November 30, 2019 and November 30, 2018 for professional services rendered by the registrant’s principal accountant were as follows:

	2019	2018
Audit Fees	$48,190	$47,480
Audit-Related Fees	$0	$0
Tax Fees	$30,930	$30,470
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended November 30, 2019 and November 30, 2018, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2019	2018
Registrant	$30,930	$30,470
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	February 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: February 3, 2020